UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported: April 3, 2006


                         AMR CORPORATION
   (Exact name of registrant as specified in its charter)


          Delaware              1-8400              75-1825172
 (State of Incorporation) (Commission File Number) (IRS Employer
                                                 Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)               (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 5.02    Departure of Directors or Principal Officers;
             Election of Directors; Appointment of Principal
             Officers

Consistent with the director retirement age policy set forth in AMR Corporation's Board of Directors Governance Polices, Joe M. Rodgers has retired from the Boards of Directors of AMR Corporation and American Airlines, Inc., effective April 3, 2006, after 17 years of service.










                          SIGNATURE



     Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 7, 2006